UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 13, 2008
XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Waivers under Senior Secured Credit Facility
     To enable XO Communications, LLC (“XO LLC”), a Delaware limited liability company and a wholly owned subsidiary of XO Holdings, Inc. (the “Company”), a Delaware corporation, to enter into the Note Purchase Agreement referred to below, on March 13, 2008, XO LLC entered into a waiver agreement (the “Waiver Agreement”) that waives compliance with certain negative covenants which otherwise restrict XO LLC from incurring certain additional indebtedness and restrict certain payments on debt by XO LLC as set forth under the Company’s Amended and Restated Credit and Guaranty Agreement, dated January 16, 2003 (as amended, supplemented or otherwise modified, and as it may be further amended, supplemented or otherwise modified), by and among XO LLC (as successor by merger to XO Communications, Inc., a Delaware corporation), certain affiliates and subsidiaries of XO LLC, as Guarantors, the Lenders party thereto from time to time and Mizuho Corporate Bank, Ltd., as administrative agent (the “Senior Secured Credit Facility”). The Waiver Agreement was obtained from Arnos Corp., an affiliate of Carl C. Icahn, our Company’s Chairman and holder of the majority of loans under the Senior Secured Credit Facility.
     A copy of the Waiver Agreement is filed herewith as Exhibit 10.1 and is incorporated in this Item 1.01 by reference.
Note Purchase Agreement
     The discussion of the Note Purchase Agreement set forth in Item 2.03 is incorporated in this Item 1.01 by reference.
Guaranty Agreement
     The discussion of the Guaranty Agreement set forth in Item 2.03 is incorporated in this Item 1.01 by reference.
Item 2.02. Results of Operations and Financial Condition.
The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.
     On March 17, 2008, the Company issued a press release announcing the Company’s fourth quarter and full year 2007 financial results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Note Purchase Agreement
     On March 13, 2008, XO LLC entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Arnos Corp. (“Arnos”), an affiliate of Carl C. Icahn, our Company’s Chairman, pursuant to which Arnos purchased a Note in the aggregate principal amount of $75,000,000. The Note Purchase Agreement also provides for the issuance until April 15, 2008 of up to an additional $70,000,000 of notes (collectively, the “Notes”). We intend to offer such additional Notes to certain large minority stockholders of the Company that are accredited investors. No assurance can be given that such minority stockholders will purchase any of the Notes when offered to them.
     The terms of the Note Purchase Agreement were negotiated on behalf of the Company by a Special Committee of the Board of Directors of the Company (the “Special Committee”) that was established on September 28, 2007 to assist the Company in evaluating financing alternatives. The Special Committee was advised in this regard by Cowen and Company, LLC (“Cowen”) as its financial advisor and Dechert LLP as its legal advisor. Cowen has provided a written opinion addressed to the Special Committee as to the fairness to the Company from a financial point of view of the consideration received in the transaction based on the principal economic terms of the Notes.

     We will use the $75,000,000 gross proceeds from the Note purchased by Arnos, and the proceeds from any additional Notes purchased by other parties, for working capital, to meet our current and near-term capital needs and to provide liquidity. The proceeds from the Notes will not be used to retire any of our debt outstanding under the Senior Secured Credit Facility or to redeem any shares of our 6% Class A Convertible Preferred Stock. The following discussion of the Note Purchase Agreement is qualified in its entirety by reference to the Note Purchase Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated in this Item 2.03 by reference.
     The principal and unpaid interest on the Notes is due April 15, 2009. Unless XO LLC elects to pay interest in cash, interest on the unpaid principal amount of the Notes will accrue annually at the rate of 11.5% and will be paid in kind on April 15, 2008 and thereafter quarterly in arrears on July 15, 2008, October 15, 2008, January 15, 2009 and April 15, 2009 by adding the amount of accrued interest to the principal amount outstanding under the Notes. If XO LLC elects to pay interest in cash (which election must be approved by a majority of the Company’s disinterested independent directors), interest on the unpaid principal amount of the Notes will accrue annually at the rate of 9.5% and be paid in cash on April 15, 2008 and thereafter quarterly in arrears on July 15, 2008, October 15, 2008, January 15, 2009 and April 15, 2009.
     The Notes rank pari passu in right of payment with the debt outstanding under the Senior Secured Credit Facility.
     The Note Purchase Agreement contains limited representations and warranties, limited affirmative covenants and no negative covenants. The Note Purchase Agreement also contains limited events of default, including, without limitation, (i) defaults in the payment of any principal on the Notes when the same becomes due and payable, (ii) defaults in the payment of any interest on the Notes for more than ten business days after the same becomes due and payable and (iii) any default by a guarantor under the terms of its guaranty. If an event of default occurs, the holders of the Notes may declare the principal amount of the Notes and any accrued and unpaid interest to be immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to XO LLC or certain affiliates of XO LLC, the principal amount of the Notes and accrued interest automatically becomes due and payable.
Guaranty Agreement
     The obligations of XO LLC under the Notes are jointly and severally guaranteed by us and certain of our subsidiaries, pursuant to a Guaranty Agreement dated as of March 13, 2008, a copy of which is filed herewith as Exhibit 10.3 and is incorporated in this Item 2.03 by reference.
Item 7.01. Regulation FD Disclosure.
The information contained in this Item 7.01, including the information set forth in Exhibits 99.2 and 99.3, to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibits 99.2 and 99.3 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.
(a) Stockholder Meetings
     As previously reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, we have been considering various alternatives for refinancing our Senior Secured Credit Facility and to provide working capital to augment our liquidity and provide funds to enable us to continue to pursue our business plan.

     On or about December 10, 2007, we contacted our 10 largest known holders of common stock (other than the affiliates of our Chairman) and offered to enter into non-disclosure agreements (the “NDAs”) with them for the purpose of providing such stockholders with non-public information about us and to solicit the views of such stockholders on different financing alternatives under consideration. On or about December 14, 2007, nine of the stockholders respectively entered into NDAs. Pursuant to the terms of the NDAs, such stockholders (the “NDA Stockholders”) agreed to maintain the confidentiality of, and not to disclose, the information made available to them and, in addition, agreed that they would not trade in the shares of our common stock until the material non-public information disclosed to them was publicly disclosed by us, which we committed to do no later than March 17 (the latest date by which our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 will be filed).
     On December 14, 2007, representatives from our management and from Cowen met in Herndon, Virginia with the NDA Stockholders. At this and a subsequent meeting held on February 7, 2008 in New York, New York, and on a telephonic meeting held on February 15, 2008, we provided information to the NDA Stockholders regarding our business plan for 2008, our preliminary financial results for the calendar year ended December 31, 2007 and the various financing alternatives we were considering. A copy of the presentation made to the NDA Stockholders at the December 14, 2007 meeting is furnished herewith as Exhibit 99.2 and incorporated in this Item 7.01 by reference. The preliminary 2007 financial information and 2008 financial guidance presented to the NDA Stockholders at the February 7, 2008 meeting has been updated and included in the press release announcing the Company’s fourth quarter and full year 2007 financial results, which is furnished herewith as Exhibit 99.1.
(b) 2008 Financial Projections
     At the meeting held with the NDA Stockholders on February 7, 2008, we discussed our business plan for 2008 and presented the following 2008 objectives:
•	Strengthen Balance Sheet and Financial Position in a Competitive Environment

•	Accelerate Carrier Sales on the XO Network

•	Maximize EBITDA from Existing Business Customers

•	Focus on New Enterprise Customers with New Data and IP Services

•	Selectively Invest in New Network Infrastructure

•	Exploit Opportunities Created by Industry Consolidation
(c) Special Committee Process
     As described above, on March 13, 2008 XO LLC entered into the Note Purchase Agreement (see discussion of the Note Purchase Agreement under Item 2.03 above). The liquidity provided by the sale of a $75,000,000 Note pursuant to the Note Purchase Agreement enabled us to obtain a customary (or “clean”) audit report (without “going concern” language) in respect of our fiscal year ended December 31, 2007 for inclusion in our Annual Report for such year and eliminated “going concern” issues.
     In a telephonic conference with the NDA Stockholders on February 15, 2008, a representative of Cowen made the following statement on behalf of the Company’s Special Committee:
     “The Special Committee of Independent Directors is aware of the liquidity requirement in order to avoid an audit opinion with a “going concern” qualification. This liquidity requirement must be met before the Company’s report on form 10-K is filed. The Committee believes that obtaining such a liquidity facility is important and benefits the Company and all of its shareholders. Given the urgency of meeting this liquidity need, and the Committee’s observation that the Company’s efforts to obtain financing from independent commercial banking sources have produced insufficient proposals, the Committee determined to meet with the Company’s majority shareholder to seek his commitment to provide such a facility. The Committee met with the Company’s majority shareholder earlier this week, and is now working on a debt bridge facility and an equity bridge facility, in each case for the required liquidity amount of $75 million. It is the Committee’s intention to negotiate terms of one of these facilities with the majority shareholder in the coming weeks in order to meet the audit report deadline. Once negotiations are complete, and assuming those negotiations are successful, the Committee will then direct the Company to open up that facility to participation by the Company’s minority shareholders, on the same terms and conditions as those entered into with the majority shareholder.
     “Once the bridge facility is in place, it is the Special Committee’s intention to turn to the equity financing proposals that are being discussed. Shareholders should be assured that the Committee is taking into account comments it has received from shareholders. It is the Special Committee’s view that this round of equity financing is intended to meet current and medium range capital needs of the Company, and is not to be used to retire any of the Company’s senior debt.

     “The Special Committee intends to encourage management of the Company to commence a financing initiative by late summer or early fall, to address the retirement of the Company’s current senior debt.
     “Finally, the Special Committee will continue to work to have the Company enhance its communications with the Company’s shareholders and the investing public.”
(d) Financial Advisor
     On February 6, 2008, we engaged Morgan Stanley & Co., Inc. (“Morgan Stanley”) to provide us with services as our financial advisor. Representatives from Morgan Stanley were present for the February 7, 2008 meeting, and the February 15, 2008 telephonic call, with the NDA Stockholders to discuss the financing alternatives being considered by us.
(e) Investor Relations Advisor
     Based in part on the recommendation of the Special Committee, on January 31, 2008, we retained MBS Value Partners, LLC to serve as our advisor on investor relations.
(f) Supplemental Information
     On March 13, 2008, we forwarded supplemental information regarding our capital expenditures to the NDA Stockholders. A copy of the supplemental information is furnished herewith as Exhibit 99.3 and incorporated in this Item 7.01 by reference.
Forward-looking and Cautionary Statements
     We make forward-looking statements throughout this report as this term is defined in the Private Securities Litigation Reform Act of 1995. In some cases these statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions. You are cautioned not to place undue reliance on these forward-looking statements. We are not obligated to publicly release any update to forward-looking statements to reflect events after the date of this report. These statements include those describing our ability to remain an industry leader, enhance our communications solutions, broaden our customer reach, grow our revenues, expand our market share, continue to deliver a broad range of high-capacity network services and mid-band Ethernet services, pursue growth opportunities as a result of the new term loan, meet the growing demand for high-speed Internet access services, scale to multi-terabit capable router nodes and obtain future long-term financing.
     Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of us and our subsidiaries may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, our ability to generate sufficient capital or to obtain additional financing on terms favorable to us or at all. Management is unable to provide assurance that we or our subsidiaries will ultimately consummate additional alternative financing transactions or that such financing transactions could be consummated before the lenders under our credit facility could accelerate repayment of the outstanding indebtedness.
     Other factors to consider also include the risk factors described from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our quarterly reports on Form 10-Q. For a detailed discussion of risk factors affecting our business and operations, see Part I, Item 1A, “Risk Factors” in our 2007 Annual Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Waiver Agreement

10.2	Note Purchase Agreement

10.3	Guaranty Agreement

99.1	Press Release, dated March 17, 2008, regarding Fourth Quarter and Full Year 2007 Financial Results

99.2	Presentation to NDA Stockholders on December 14, 2007

99.3	Supplemental Information regarding the Company’s Capital Expenditures
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Gregory Freiberg
	Name:	Gregory Freiberg
	Title:	Senior Vice President and Chief Financial Officer
Date: March 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Waiver Agreement

10.2	Note Purchase Agreement

10.3	Guaranty Agreement

99.1	Press Release, dated March 17, 2008, regarding Fourth Quarter and Full Year 2007 Financial Results

99.2	Presentation to NDA Stockholders on December 14, 2007

99.3	Supplemental Information regarding the Company’s Capital Expenditures